UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 7, 2009

Rosetta Stone Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34283	043837082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1919 North Lynn St., 7th Fl., Arlington, Virginia 22209

(Address of principal executive offices, including zip code)

800-788-0822

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Election of Director.

On December 7, 2009, Rosetta Stone Inc.’s Board of Directors unanimously voted to increase the size of its board to eight members and elected Theodore (“Ted”) J. Leonsis as a director.  Mr. Leonsis also has been elected to the Board’s Compensation and Corporate Governance and Nominating Committees.  Mr. Leonsis will serve as a Class II director on Rosetta Stone’s classified board.  The next election of Class II directors will be at the 2011 annual meeting of Rosetta Stone’s stockholders.

As a director, Mr. Leonsis will be eligible to participate on a pro rata basis in the compensation plan established for Rosetta Stone’s directors which is summarized below:

•                  Annual Board of Directors retainer paid in cash or equity (at the choice of the director) in the amount of $35,000.

•                  Annual committee chair retainers in the amount of $20,000 for Audit Committee chair and $15,000 for Compensation Committee and Corporate Governance and Nominating Committee chairs.

•                  Annual committee member retainers in the amount of $10,000 for Audit Committee members and $7,500 for Compensation Committee and Corporate Governance and Nominating Committee members.

•                  Any special committees formed will follow the compensation policies for the Compensation Committee and Corporate Governance and Nominating Committee.

•                  Directors will receive $1,250 for each board meeting in excess of 8 per year that last more than one hour.

•                  Directors will receive $1,250 for each committee meeting in excess of 10 per year that last more than one hour.

•                  Annual grants of equity in the amount of $60,000 comprised of 50% stock options and 50% restricted stock units.  Options would vest quarterly over one year and restricted stock units vest upon grant and are deferred until termination of service on the Board of Directors.

•                  Directors are encouraged to accumulate stock ownership equal to 3 times the annual retainer within three years.

A copy of the press release in which Mr. Leonsis’ election was announced is furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                           Press Release dated December 7, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2009

	By:	/s/ Michael C. Wu
		Name:	Michael C. Wu
		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 7, 2009